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                                                                       Exhibit q

                               POWER OF ATTORNEY

     The undersigned Directors and officers of Prudential High Yield Fund, Inc. hereby constitute, appoint and authorize Deborah A. Docs and William V. Healey or either of them, as true and lawful agent and attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments), and to file the same, with all exhibits thereto, with the Securities and Exchange Commission. The undersigned do hereby give to said agent and attorney-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned do hereby approve, ratify and confirm all that said agent and attorney-in-fact, or any substitute or substitutes, may do by virtue hereof.

/s/ Eugene C. Dorsey                       /s/ David R. Odenath, Jr.
------------------------------             ------------------------------
Eugene C. Dorsey, Director                 David R. Odenath, Jr., President and
                                           Director
/s/ Delayne Dedrick Gold
------------------------------             /s/ Richard A. Redeker
Delayne Dedrick Gold, Director             -----------------------------
                                           Richard A. Redeker, Director
/s/ Robert F. Gunia
------------------------------             /s/ Judy A. Rice
Robert F. Gunia, Vice President            -----------------------------
and Director                               Judy A. Rice, Vice President and
                                           Director
/s/ Thomas T. Mooney
------------------------------             /s/ Nancy H. Teeters
Thomas T. Mooney, Director                 -----------------------------
                                           Nancy H. Teeters, Director
/s/ Stephen P. Munn
------------------------------             /s/ Louis A. Weil
Stephen P. Munn, Director                  -----------------------------
                                           Louis A. Weil, III, Director
/s/ Grace C. Torres
------------------------------
Grace C. Torres, Treasurer and Principal
Financial and Accounting Officer




Dated: November 29, 2001